SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

                        Date of Report: December 15, 1999

                         FNANB CREDIT CARD MASTER TRUST

             (Exact name of registrant as specified in its charter)

          UNITED STATES             333-32591                 58-1897792
         (State or other           (Commission               (IRS Employer
          jurisdiction              File No.)             Identification No.)
        of incorporation)

  225 Chastain Meadows Court, Kennesaw, Georgia                  30144
    (Address of principal executive offices)                   (Zip Code)

        Registrant's telephone number, including area code: 770-423-7900

     Item 5         Other Events.

                    The registrant distributed the Certificateholders Statement for the month of November 1999 to the Series 1997-2 Certificateholders on December 15, 1999.

                    The registrant distributed the Certificateholders Statement for the month of November 1999 to the Series 1998-1 Certificateholders on December 15, 1999.

     Item 7(C).     EXHIBITS.

                    The  following  is filed as an exhibit to this report under
                    Exhibit 28:

          99.1 Series 1997-2 Certificateholders Statement for the Month of November 1999.

          99.2 Series 1998-1 Certificateholders Statement for the Month of November 1999.


                                    Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   FNANB CREDIT CARD
                                   MASTER TRUST

                                   By: FIRST NORTH AMERICAN
                                       NATIONAL BANK, as
                                       Transferor and Servicer

                                   By: /s/Michael T. Chalifoux
                                       Michael T. Chalifoux
                                       Chairman of the Board


Date: December 15, 1999

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    EXHIBITS

                                       TO

                                    FORM 8-K

                         FNANB CREDIT CARD MASTER TRUST

                                INDEX TO EXHIBITS

     Exhibit
     Number                       Exhibit
     ------                       -------

      99.1               Series  1997-2   Certificateholders  Statement  for the
                         Month of November 1999.

      99.2               Series  1998-1   Certificateholders  Statement  for the
                         Month of November 1999.